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                                                              Exhibit (m)(ii)(A)

                                FORM OF EXHIBIT A
                             Dated November 30, 2002
                        To Combined Rule 12b-1 Agreement

         The following Funds and their respective Classes of Shares shall be subject to the Rule 12b-1 Agreement by and between the Participating Organization and BISYS.

Name of Fund and Class Share

Class A Shares
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Fifth Third Prime Money Market Fund
Fifth Third Government Money Market Fund
Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third Ohio Tax Exempt Money Market Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Municipal Money Market Fund
Fifth Third Technology Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Equity Index Fund
Fifth Third Large Cap Core Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative Fund(SM)
Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third LifeModel Moderate Fund(SM)
Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Small Cap Value Fund

Class B Shares
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Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Technology Fund
Fifth Third Prime Money Market Fund
Fifth Third Municipal Bond Fund

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Fifth Third Ohio Municipal Bond Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative Fund(SM)
Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third LifeModel Moderate Fund(SM)
Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Small Cap Value Fund

Class C Shares
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Fifth Third U.S. Government Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Balanced Fund
Fifth Third Ohio Municipal Bond Fund
Fifth Third International Equity Fund
Fifth Third Disciplined Large Cap Value Fund
Fifth Third Municipal Bond Fund
Fifth Third Large Cap Opportunity Fund
Fifth Third Technology Fund
Fifth Third Strategic Income Fund
Fifth Third Multi Cap Value Fund
Fifth Third Micro Cap Value Fund
Fifth Third Worldwide Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Small Cap Growth Fund
Fifth Third International GDP Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third Prime Money Market Fund
Fifth Third Short Term Bond Fund
Fifth Third Intermediate Bond Fund
Fifth Third Bond Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third LifeModel Conservative Fund(SM)
Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third LifeModel Moderate Fund(SM)
Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Small Cap Value Fund

Advisor shares
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Fifth Third Intermediate Bond Fund
Fifth Third Municipal Bond Fund

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Fifth Third Bond Fund
Fifth Third Quality Growth Fund
Fifth Third Intermediate Municipal Bond Fund
Fifth Third Balanced Fund
Fifth Third Strategic Income Fund
Fifth Third Mid Cap Growth Fund
Fifth Third Multi Cap Value Fund
Fifth Third Technology Fund
Fifth Third Worldwide Fund
Fifth Third Prime Money Market Fund
Fifth Third Micro Cap Value Fund
Fifth Third Michigan Municipal Money Market Fund
Fifth Third International GDP Fund
Fifth Third Small Cap Growth Fund
Fifth Third Large Cap Core Fund
Fifth Third Equity Index Fund
Fifth Third Short Term Bond Fund
Fifth Third Michigan Municipal Bond Fund
Fifth Third LifeModel Conservative Fund(SM)
Fifth Third LifeModel Moderately Conservative Fund(SM)
Fifth Third LifeModel Moderate Fund(SM)
Fifth Third LifeModel Moderately Aggressive Fund(SM)
Fifth Third LifeModel Aggressive Fund(SM)
Fifth Third Small Cap Value Fund

Service Shares
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Fifth Third Institutional Government Money Market Fund
Fifth Third Institutional Money Market Fund
Fifth Third U.S. Treasury Money Market Fund